Consolidated Statements of Profit and Loss - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Revenue:
Total revenue	$ 4,091	$ 2,840	$ 1,095
Operating expenses:
Cost of materials, net of inventory change	3,244	1,254	275
Compensation and benefits	19,213	21,107	17,672
Research and development	3,250	2,680	1,895
Other operating expenses	8,402	7,347	5,936
Amortization and depreciation	1,352	1,802	1,719
Total operating expenses	35,460	34,190	27,497
Loss from operations	(31,369)	(31,350)	(26,402)
Finance income	97	11	26
Finance cost	(1,425)	(1,123)	(477)
Loss before tax	(32,698)	(32,462)	(26,853)
Income tax expense (benefit)	(36)	90	(99)
Net loss for the year	$ (32,662)	$ (32,552)	$ (26,754)
Loss per share for the year (basic and diluted)	$ (0.03)	$ (0.04)	$ (0.03)
Product [Member]
Revenue:
Total revenue	$ 3,889	$ 2,837	$ 1,013
Service [Member]
Revenue:
Total revenue	$ 203	$ 3	$ 82